UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report: April 22, 2011

Date of earliest event reported: April 21, 2011

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2011, Mr. Michael Lewis agreed to join OfficeMax Incorporated (“OfficeMax”) as Executive Vice President and President of Retail, effective May 2, 2011 (the “Effective Date”).

Michael J. Lewis, 60, previously served as global head of a Merchandising Center for Wal-Mart Stores, Inc. (“Wal-Mart”), an international mass-merchandise retailer, from 2010 to early 2011. Prior to that, Mr. Lewis was President of Wal-Mart’s Midwest division from 2005 to 2010. He also served as President of the Retail Division of Nash Finch Company, a national, wholesale food distributor, from 2003 to 2005. Prior to that, Mr. Lewis was the President of Conquest Management Corporation, an investment and management consulting firm specializing in growth strategies for major retail and consumer goods companies, from 1995 to 2003.

Mr. Lewis’ initial base salary will be $635,000 per annum.

Mr. Lewis will be eligible to receive an annual incentive bonus as described under the heading “Annual Incentive Compensation (Cash Bonus) – 2011 Annual Incentive Plan” in OfficeMax’s proxy statement filed on March 4, 2011, which is incorporated herein by reference. Mr. Lewis will be eligible for an annual target incentive bonus of 75% of his base salary. For 2011, Mr. Lewis’ payout, if any, will be a full year payout and will not be pro-rated based on his start date.

Mr. Lewis will also be eligible to receive a long-term incentive award as described under the headings “Long-Term Incentive Compensation (Equity Awards) – 2011 Long-Term Incentive Plan”, “- 2011 Performance-Based RSUs,” and “- 2011 Options” in OfficeMax’s proxy statement filed on March 4, 2011, which are incorporated herein by reference. Mr. Lewis will receive a long-term incentive award with an aggregate value of $600,000 on the Effective Date. Sixty percent of the award will be in the form of an option and 40% of the award will be in the form of performance-based restricted stock units (“RSUs”), each as described under the headings referenced above.

On the Effective Date, Mr. Lewis will receive a long-term incentive grant with an aggregate value of $300,000. One-half of the aggregate amount will be in the form of additional performance-based RSUs (on the same terms as the performance-based RSUs described above) and the remaining half will be in the form of time-based RSUs, one-third of which will vest on the first three anniversaries of the Effective Date.

Mr. Lewis will be eligible for severance under OfficeMax’s standard executive officer severance pay policy.

On or after the Effective Date, Mr. Lewis is expected to enter into a non-compete agreement and a change in control agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2011

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel